UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 14, 2025

Invesco Commercial Real Estate Finance Trust, Inc.

(Exact name of registrant as specified in its charter)

Maryland	000-56564	92-1080856
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2300 N Field Street

Suite 1200

Dallas, Texas 75201

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (972) 715-7400

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☒

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On October 14, 2025, Hubert J. Crouch, Chief Executive Officer and member of the Board of Directors of Invesco Commercial Real Estate Finance Trust, Inc. (the “Company”), notified the Company of his resignation as our Chief Executive Officer and member of the Board of Directors, effective October 14, 2025, in connection with his resignation from his employment with Invesco Ltd., effective December 12, 2025. Mr. Crouch’s resignation is not due to any disagreement with our Company on any matter relating to our operations, policies or practices.

On October 14, 2025, our Board of Directors appointed Charlie Rose as Chief Executive Officer and as a member of the Board of Directors of the Company, effective as of that date. Mr. Rose, 44, has served as the Company’s President and Lead Portfolio Manager since its launch in March 2023. He is the Global Head of Real Estate Credit for Invesco Ltd. and has served as Managing Director since he joined Invesco Real Estate in 2017. Prior to joining Invesco, Mr. Rose served as managing director for Canyon Partners Real Estate (“Canyon”) from 2009-2017. Prior to Canyon, Mr. Rose worked for Pacific Urban Residential in capital markets and multifamily acquisitions from 2007 to 2009. He started his career with Rosen Consulting Group in 2003, where he was Vice President. Mr. Rose holds a Bachelor of Arts from Stanford University and a Master of Business Administration with Honors from the Wharton School of the University of Pennsylvania.

Mr. Rose is deemed an executive director because he is also an employee of an affiliate of our adviser. Executive directors do not receive compensation for serving on the Board and do not serve on any of the standing committees of the Board. There are no family relationships between Mr. Rose and any of the Company’s directors, executive officers or other key personnel reportable under Item 401(d) of Regulation S-K. There are no related party transactions between the Company and Mr. Rose reportable under Item 404(a) of Regulation S-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Invesco Commercial Real Estate Finance Trust, Inc.

By:	/s/ Tina Carew
Tina Carew
Deputy General Counsel and Secretary

Date: October 20, 2025